                                  EXHIBIT 10.93

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

      This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 27, 2005 (this "Amendment"), is among EZCORP, INC., a Delaware corporation (the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent for itself and the other Lenders (the "Agent") and as the Issuing Bank, and the Lenders.

                                    RECITALS:

      A. The Borrower, the Agent, the Lenders and the Issuing Bank have previously entered into that certain Third Amended and Restated Credit Agreement dated as of April 8, 2004 (as the same has been amended, restated or modified from time to time, the "Agreement").

      B. A new indirect subsidiary of the Borrower, EZMONEY Wisconsin, Inc., a Delaware corporation ("EZMONEY Wisconsin"), was created on September 9, 2005, and concurrent with the execution of this Amendment, EZMONEY Wisconsin has executed and delivered documents, agreements and instruments required pursuant to Section 8.10 of the Agreement in order to be a Guarantor under the Loan Documents.

      C. The Agent, the Lenders and the Borrower desire to amend Schedule 7.14 to, and several other provisions of, the Agreement in order to (i) reflect the addition of EZMONEY Wisconsin and (ii) to permit the Borrower to prepay Eurodollar Advances on days other than the last day of the respective Interest Periods on the terms and subject to the conditions and to the extent set forth below.

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   Definitions

      Section 1.1 Definitions. All capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                    Amendment

      Section 2.1 Amendment to Section 4.2. Effective as of the date hereof,
Section 4.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

      Section 4.2 Voluntary Prepayment. The Borrower may, upon at least one Business Day prior notice to the Agent in the case of Base Rate Advances (except as otherwise provided for under Section 2.7(a) for Swing Loan Advances), and at least three Business Days prior notice to the Agent in the case of Eurodollar Advances, voluntarily prepay the

      Advances in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that (a) any prepayments of Eurodollar Advances, if prepaid on other than the last day of the Interest Period for such Advances, shall be accompanied by all additional amounts which may be required pursuant to Sections 5.1 and 5.5 and (b) each partial prepayment shall be in the principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. All notices under this Section shall be irrevocable and shall be given not later than 11:00 a.m. (Austin, Texas time) on the day which is not less than the number of Business Days specified above for such notice. Any such voluntary prepayments shall be applied as the Borrower and the Agent may agree, but in the absence of such agreement, first to the Swing Loan Advances, then to Letter of Credit Disbursements for which the Issuing Bank has not been reimbursed by the Borrower, then to Base Rate Advances under the Revolving Credit Loan, then to Eurodollar Advances under the Revolving Credit Loan and then to the remaining Letter of Credit Liabilities. Any prepayments hereunder shall be accompanied with accrued and unpaid interest on the amount prepaid to the date of prepayment.

      Section 2.2 Amendment to Section 5.1(a). Effective as of the date hereof,
Section 5.1(a) of the Agreement is hereby amended and restated to read in its entirety as follows:

            (a) The Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine in good faith to be required to compensate such Lender for any additional losses, out-of-pocket costs, or expenses which it may reasonably incur as a result of such payment or nonpayment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of a liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain any Eurodollar Advances hereunder or its obligation to make any of such Advances hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any such Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                  (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Note (or Notes) in respect of any of such Advances (other than taxes imposed on the overall net income of such Lender or its Applicable Lending Office for any of such Advances by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                  (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Advances or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof); or

                  (iii) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments.

      Each Lender will notify the Borrower of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to this Section 5.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Advances affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule, or regulation or be in any way disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States of America. Each Lender will furnish the Borrower with a certificate setting forth the basis and the amount of each request of such Lender for compensation under this Section 5.1(a). If any Lender requests compensation from the Borrower under this Section 5.1(a), the Borrower may, by notice to such Lender (with a copy to the Agent) suspend the obligation of such Lender to make or Continue making, or Convert Advances into, Advances of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section
      5.4 hereof shall be applicable). For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 5.1 and Section 5.5, each Lender shall be deemed to have funded each Eurodollar Advance made by it at the Eurodollar Rate used in determining the Adjusted Eurodollar Rate for such Eurodollar Advance by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Advance was in fact so funded.

      Section 2.3 Amendment to Schedule 7.14. Effective as of the date hereof, all references to "Schedule 7.14" in the Agreement shall be deemed to mean the "Schedule 7.14" attached hereto as Schedule 7.14.

                                   ARTICLE III

                              Conditions Precedent

      Section 3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

      (a) Amendment. The Agent shall have received this Amendment executed by the Borrower and the Agent and consented to by the Guarantors.

      (b) Joinder Documents. The Agent shall have received a supplement to the Guaranty, a supplement to the Contribution and Indemnification Agreement, a supplement to the Subsidiary Security Agreement and such other documents required pursuant to Section 8.10 of the Agreement, all duly executed by EZMONEY Wisconsin.

      (c) No Default. No Default shall have occurred and be continuing.

      (d) Representations and Warranties. All of the representations and warranties contained in Article VII of the Agreement and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

      (e) Additional Documentation. The Agent shall have received such additional approvals, opinions or documents as the Agent or its legal counsel may reasonably request.

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

      Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower and the Agent agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      Section 4.2 Representations and Warranties. The Borrower hereby represents and warrants to the Lenders, the Agent and the Issuing Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents EXECUTED AND/OR DELIVERED IN CONNECTION HEREWITH HAVE BEEN AUTHORIZED BY ALL REQUISITE CORPORATE ACTION ON THE PART OF THE BORROWER AND WILL NOT VIOLATE THE CERTIFICATE OF INCORPORATION OR BYLAWS OF THE BORROWER, (B) THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE AGREEMENT, AND ANY OTHER LOAN DOCUMENT ARE TRUE AND CORRECT ON AND AS OF THE DATE HEREOF AS THOUGH MADE ON AND AS OF THE DATE HEREOF (EXCEPT FOR SUCH REPRESENTATIONS AND WARRANTIES AS ARE LIMITED BY THEIR EXPRESS TERMS TO A SPECIFIC DATE), (C) EFFECTIVE UPON THE EXECUTION OF THIS AMENDMENT AND THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, NO DEFAULT HAS OCCURRED AND IS CONTINUING, AND (D) THE BORROWER IS IN FULL COMPLIANCE WITH ALL COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AS AMENDED HEREBY.

                                    ARTICLE V

                                  Miscellaneous

      Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders, the Agent or the Issuing Bank or any closing shall affect the representations and warranties or the right of the Lenders, the Agent or the Issuing Bank or the Agent to rely upon them.

      Section 5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

      Section 5.3 Expenses of Agent. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of the Agent's legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Agreement or any other Loan Document, including without limitation the reasonable costs and fees of the Agent's legal counsel.

      Section 5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      Section 5.5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

      Section 5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders, the Agent, the Issuing Bank and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders and the Agent.

      Section 5.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signatures transmitted by facsimile, email or other electronic medium shall be effective as originals.

      Section 5.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 5.9 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of Page Intentionally Left Blank]

      Executed as of the date first written above.

                                  BORROWER:

                                  EZCORP, INC.

                                  By:
                                       ---------------------------------------
                                       Joseph L. Rotunda
                                       President and Chief Executive Officer

                                  AGENT, ISSUING BANK AND LENDERS:

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  as Agent, Issuing Bank and a Lender

                                  By:
                                       ---------------------------------------
                                       Richard Gan
                                       Vice President

                                  GUARANTY BANK,
                                  as a Lender

                                  By:
                                       ----------------------------------------
                                       Daniel Leonard
                                       Assistant Vice President

      The Guarantors hereby consent and agree to this Amendment and agree that the Guaranty shall remain in full force and effect and shall continue to (i) guarantee the Guaranteed Indebtedness (as defined in the Guaranty), and (ii) be the legal, valid and binding obligation of the Guarantors and enforceable against the Guarantors in accordance with its terms. In addition, the Guarantors hereby agree that each Subsidiary Security Agreement, the Contribution and Indemnification Agreement and each Real Property Security Document shall remain in full force and effect and shall continue to (i) secure the Obligations (as defined in the Loan Documents other than the Real Property Security Documents) and the Debt (as defined in the Real Property Security Documents), and (ii) be the legal, valid and binding obligation of the Guarantors and enforceable against the Guarantors and collateral in accordance with their respective terms.

                                  OBLIGATED PARTIES:

                                  EZCORP INTERNATIONAL, INC.
                                  EZMONEY COLORADO, INC.
                                  EZMONEY HOLDINGS, INC.
                                  EZMONEY MANAGEMENT, INC.
                                  EZPAWN ALABAMA, INC.
                                  EZPAWN ARKANSAS, INC.
                                  EZPAWN COLORADO, INC.
                                  EZPAWN FLORIDA, INC.
                                  EZPAWN HOLDINGS, INC.
                                  EZPAWN INDIANA, INC.
                                  EZPAWN LOUISIANA, INC.
                                  EZPAWN NEVADA, INC.
                                  EZPAWN OKLAHOMA, INC.
                                  EZPAWN TENNESSEE, INC.
                                  PAYDAY LOAN MANAGEMENT, INC.
                                  TEXAS EZPAWN MANAGEMENT, INC.
                                  EZMONEY WISCONSIN, INC.

                                  By:
                                       ---------------------------------------
                                       Joseph L. Rotunda
                                       President and Chief Executive Officer

                                  TEXAS EZPAWN, L.P.

                                  By:  Texas EZPAWN Management, Inc.,
                                       its sole general partner

                                       By:
                                           ---------------------------------
                                           Joseph L. Rotunda
                                           President and Chief Executive Officer

                                  TEXAS PRA MANAGEMENT, L.P.

                                  By:  EZMONEY Management, Inc.,
                                       its sole general partner

                                       By:
                                           -----------------------------------
                                           Joseph L. Rotunda
                                           President and Chief Executive Officer

                                  TEXAS EZMONEY, L.P.

                                  By:  PAYDAY LOAN MANAGEMENT, INC.,
                                       its sole general partner

                                       By:
                                           -----------------------------------
                                           Joseph L. Rotunda
                                           President and Chief Executive Officer

                                  SCHEDULE 7.14

                              List of Subsidiaries

                                                                                                               Number of
                                                                                                               Shares or
                                 Type of      Jurisdiction    Federal        State I.D.         Foreign         Percent
       Corporate Name            Entity        of Entity      Tax I.D.        Number          Jurisdictions    Interest
--------------------------     -----------    ------------   ----------     ------------      ---------------  ---------
EZCORP, Inc.                   Corporation    Delaware       74-2540145     2196789             TX
EZCORP INTERNATIONAL, INC.     Corporation    Delaware       74-2874123     2870970             N/A            1,000
EZPAWN Alabama, Inc.           Corporation    Delaware       74-2643349     2307445             AL             1,000
EZPAWN Arkansas, Inc.          Corporation    Delaware       74-2629548     2292291             AR             1,000
EZPAWN Colorado, Inc.          Corporation    Delaware       74-2629549     CO - 2284741/       CO & TX        1,000
                                                                            TX - 8700005692

EZPAWN Florida, Inc.           Corporation    Delaware       74-2655620     2313729             FL             1,000
EZPAWN Indiana, Inc.           Corporation    Delaware       74-2655624     2317132             IN             1,000
EZMONEY Management, Inc.       Corporation    Delaware       74-2655625     2307447             TX             1,000
EZPAWN Louisiana, Inc.         Corporation    Delaware       74-2704187     2392318             LA             1,000
EZPAWN Nevada, Inc.            Corporation    Delaware       74-2672899     NV - 2328220/       NV & CA        1,000
                                                                            CA - 2010557

EZPAWN Oklahoma, Inc.          Corporation    Delaware       74-2621073     2284738             OK             1,000
EZMONEY Holdings, Inc.         Corporation    Delaware       74-2672902     2326107             N/A            1,000
EZPAWN Tennessee, Inc.         Corporation    Delaware       74-2641965     2302767             TN             1,000
EZPAWN Holdings, Inc.          Corporation    Delaware       74-2540146     2198785             MS               100
Texas EZPAWN Management, Inc.  Corporation    Delaware       74-2689697     2361958             TX             1,000
Texas EZPAWN L.P.              Limited        Texas          74-2689698     7127110
                               Partnership

Texas PRA Management, L.P.     Limited        Texas          02-0596091     800081488
                               Partnership
Texas EZMONEY, L.P.            Limited        Texas          83 - 0360848   800210635
                               Partnership
Payday Loan Management, Inc.   Corporation    Delaware       83 - 0360843   800220645           TX             1,000
EZMONEY Colorado, Inc.         Corporation    Delaware       20 - 2531048   20051041748         CO             1,000
EZMONEY Wisconsin, Inc.        Corporation    Delaware       20 - 3415652                       WI             1,000